UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
JAMF HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39399	82-3031543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Washington Ave S, Suite 900 Minneapolis, MN		55401
(Address of principal executive offices)		(Zip Code)
(612) 605-6625
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JAMF	The NASDAQ Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, Jamf Holding Corp. (“Jamf” or the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As previously announced, as a result of their not standing for reelection at the Annual Meeting, Charles Guan and Virginia Gambale will no longer serve as members of the Company's Board of Directors (the “Board”), effective following the Annual Meeting. In connection therewith, the Board determined that the size of the Board will decrease from eleven directors to nine directors, effective following the Annual Meeting. Additionally, the Board appointed Vina Leite, a current director of the Company and chair of the Board’s Compensation and Nominating Committee, to fill the vacancy on the Audit Committee created by Ms. Gambale’s departure, effective following the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, the Annual Meeting was held on June 10, 2025. The three proposals considered at the Annual Meeting are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2025. The final voting results are set forth below.

Proposal 1 - Election of Directors

	FOR	WITHHELD	BROKER NON-VOTE
Dean Hager	101,970,517	14,567,691	7,602,251
Martin Taylor	97,629,639	18,908,569	7,602,251

Proposal 2 - Advisory Vote on the Compensation of Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
109,822,950	6,548,555	166,703	7,602,251

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
119,978,778	3,931,685	229,996

No other matters were brought before the Annual Meeting and no other votes were held.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMF HOLDING CORP.
Date: June 12, 2025	By:	/s/ Jeff Lendino
	Name:	Jeff Lendino
	Title:	Chief Legal Officer